UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2011

PERFORMANCE TECHNOLOGIES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 11, 2011, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter ended March 31, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on May 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

May 12, 2011	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

May 12, 2011	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

For more information contact: Dorrance W. Lamb SVP and Chief Financial Officer PT 585-256-0200 ext. 7276 http://www.pt.com finance@pt.com

PT Announces First Quarter 2011 Financial Results

ROCHESTER, NY – May 11, 2011 -- PT (NASDAQ: PTIX), the recently rebranded Performance Technologies, a leading global provider of advanced network communications solutions, today announced its financial results for the first quarter 2011.

Revenue in the first quarter 2011 amounted to $9.7 million, compared to $7.4 million in the first quarter 2010.

On the basis of generally accepted accounting principles (GAAP), the net loss in the first quarter 2011 amounted to ($1.1 million), or ($.10) per basic share, based on 11.1 million shares outstanding, including restructuring charges of $.01 per share and stock compensation expense of $.01 per share. The GAAP net loss in the first quarter 2010 amounted to ($1.9 million), or ($.17) per basic share, including restructuring charges of $.01 per share and stock compensation expense of $.01 per share, based on 11.1 million shares outstanding.

On a non-GAAP basis, the net loss in the first quarter 2011 amounted to ($0.3 million), or ($.03) per basic share, compared to a net loss of ($1.5 million), or ($.14) per basic share in the first quarter 2010. Please refer to the reconciliations between GAAP and non-GAAP financial measures contained in this release.

On March 31, 2011, the Company's working capital position was $18.4 million including cash and investments amounting to $10.8 million, and the Company had no long-term debt.

“While we are disappointed that our first quarter results still show a net loss, there are certainly many encouraging signs for PT," said John Slusser, president and chief executive officer. "Our first quarter acquisition of the former Nortel signaling technologies from GENBAND, along with our strategic alliance with this growing and exciting company, are already bearing fruit and contributing meaningfully to PT's operations. We have now substantially completed transferring our San Luis Obispo engineering projects to our Rochester engineering staff and closed that facility. With this transfer, we now have, on a going forward basis, the full benefit from our expense reduction program announced last December. As we announced last quarter and as we see in this quarter's results, we expect that revenues in 2011 will begin to reflect growth generated by the investments we made over the past several years.”

Recent Highlights

• In January 2011, PT acquired specific signaling assets from GENBAND that included its Universal Signaling Point (USP) and SP2000 products and related intellectual property rights. In addition, PT has entered into a long-term agreement with GENBAND under which PT will provide GENBAND with development, support and maintenance of signaling solutions as integral elements of GENBAND's premier switching portfolio.

• During the first quarter, PT received and shipped an order amounting to nearly $3 million to supply SEGway™ Signaling solutions to a major international wireless carrier. Revenues from this order are anticipated to be recognized during the second half of 2011 as the solutions are installed.

• PT introduced its highest capacity STP and Signaling Gateway platform to date, the SEGway X401e. The latest addition to PT's signaling portfolio addresses the challenges faced by large carriers planning to grow or migrate their networks to next-generation capability.

• PT received a Supplier Excellence Award for outstanding quality and performance by Raytheon Integrated Defense Systems. PT is a supplier to Raytheon of mission critical hardware and software to facilitate critical radar and data communications in the Shipboard Self Defense System (SSDS), Patriot Air and Missile Defense System, and Solipsys Meridian programs.

Business Overview:

The Company globally targets two primary vertical markets for its network communications products, namely telecommunications, and military, aerospace and government systems. The telecommunications market, historically our largest vertical market, is fundamentally driven by investments in network infrastructure by carriers and service providers. Telecommunications market revenues derived from our IPnexus® Application-Ready Systems products, which are sold to OEMs, depend primarily on broad, multi-year deployments of next-generation telecommunications infrastructure. Telecommunications market revenues generated from Service Providers, purchasing our SEGway, Xpress™, UPS and SP2000 product lines, result from investments necessary to support existing and evolving service demands such as text messaging and the transition to Internet-based communications networks. Sales into the military, aerospace and government systems market are typically to prime contractors and system integrators that reflect investment levels by various government agencies and military branches in specific programs and projects requiring enhanced communications capabilities. The timing of military, aerospace and government systems shipments for the most part is highly unpredictable.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to carrier, government, and OEM markets. PT's portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. The Company's entire line of offerings is anchored by IPnexus®, PT's own IP-native, highly integrated platforms and element management systems. OEMs and application developers, including PT itself, leverage the robust carrier- grade Linux® development environment and rich suite of communications protocols (PT's Nexusware®) of IPnexus Application-Ready Systems as a cornerstone component of their end product value proposition. PT's SEGway™ Signaling Solutions provide low cost, high density signaling, advanced routing, IP migration, gateway capabilities, SIP bridge, and core-to-edge distributed intelligence. The Company's Xpress™ NGN applications enable evolving Mobile 2.0, Multi-media, and IMS-based revenue generating services. PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company's future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company's control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT's manufacturing capacity and arrangements, the protection of PT's proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers' visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of PT's revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company's Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results. The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased developed technologies, (b) stock-based compensation, (c) acquisition costs, (d) restructuring costs, and (e) other legal costs.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods. We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

###

A conference call will be held on Thursday, May 12, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from May 12 through May 16, 2011. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 921777. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

ASSETS

	March 31, 2011	December 31, 2010

Current assets:
Cash and cash equivalents	$5,084,000	$12,796,000
Investments	4,269,000	3,753,000
Accounts receivable	8,242,000	5,478,000
Inventories	7,635,000	7,787,000
Prepaid expenses and other assets	1,058,000	940,000
Prepaid income taxes	110,000	31,000
Fair value of foreign currency hedges		17,000
Total current assets	26,398,000	30,802,000

Investments	1,441,000	2,677,000
Property, equipment and improvements, net	2,629,000	2,162,000
Software development costs, net	4,053,000	3,994,000
Purchased intangible assets, net	5,264,000	805,000
Total assets	$39,785,000	$40,440,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,687,000	$2,756,000
Other payable	1,000,000
Accrued expenses	5,299,000	4,865,000
Total current liabilities	7,986,000	7,621,000
Deferred income taxes	51,000	51,000
Total liabilities	8,037,000	7,672,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,131,000	17,042,000
Retained earnings	24,302,000	25,400,000
Accumulated other comprehensive income		11,000
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	31,748,000	32,768,000
Total liabilities and stockholders’ equity	$39,785,000	$40,440,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,

	2011	2010

Sales	$9,672,000	$7,355,000
Cost of goods sold	5,179,000	3,457,000
Gross profit	4,493,000	3,898,000

Operating expenses:
Selling and marketing	1,923,000	2,373,000
Research and development	2,180,000	1,990,000
General and administrative	1,492,000	1,308,000
Restructuring charges	122,000	63,000
Total operating expenses	5,717,000	5,734,000
Loss from operations	(1,224,000)	(1,836,000)

Other income, net	75,000	63,000
Loss before income taxes	(1,149,000)	(1,773,000)

Income tax (benefit) provision	(51,000)	127,000
Net loss	$(1,098,000)	$(1,900,000)

Basic loss per share	$(.10)	$(.17)

Weighted average common shares	11,116,000	11,116,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

	Three Months Ended March 31,

	2011	2010

Gross Profit Reconciliation
GAAP gross profit	$4,493,000	$3,898,000
Amortization of purchased intangible assets (a)	255,000
Stock-based compensation (b)	3,000	7,000
Non-GAAP gross profit	4,751,000	3,905,000
Non-GAAP gross profit percentage of sales	49.1%	53.1%

Operating Expense Reconciliation
GAAP operating expense	5,717,000	5,734,000
Stock-based compensation (b)	(86,000)	(151,000)
Restructuring costs (c)	(122,000)	(63,000)
Other legal expenses (d)	(347,000)	(150,000)
Non-GAAP operating expenses	5,162,000	5,370,000

Net Loss Reconciliation
GAAP net loss	(1,098,000)	(1,900,000)
Amortization of purchased intangible assets (a)	255,000
Stock-based compensation (b)	89,000	158,000
Restructuring costs (c)	122,000	63,000
Other legal expenses (d)	347,000	150,000
Non-GAAP net loss	$(285,000)	$(1,529,000)

Loss per Common Share
GAAP basic net loss per common share	(0.10)	(0.17)
Non-GAAP basic net loss per common share	$(0.03)	$(0.14)

The Non-GAAP measures above, and its reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a)    Amortization of purchased intangible assets - a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful life. The value of purchased intangible assets increased significantly as a result of the acquisition of the USP and SP2000 signaling technologies acquired from GENBAND.
(b)    Stock-based compensation costs - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(c)    Restructuring costs - costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.

 (d)  Other legal costs - expenses not indicative of core operating activities.